Exhibit 10.2

AMENDMENT ONE

TO STATEMENT OF WORK #1

BETWEEN

TRX, INC.

AND

AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

This amendment (“Amendment One”) dated December 1, 2011, shall serve to amend the Statement of Work #1 of the Master Service Agreement for Application Service Provider (“SOW #1”) between TRX, Inc. (“TRX”) and American Express Travel Related Services Company, Inc. (“AXP”) dated December 3, 2009 (the “Agreement”).

WITNESSETH

WHEREAS, TRX and AXP entered into that SOW #1 with an effective date of January 1, 2010, for certain CORREX Services;

NOW, THEREFORE, TRX and AXP hereby amend the SOW #1 to add certain additional services and fees as follows:

1.	Amendment One shall be effective on January 1, 2012 (the “Amendment One Effective Date”) and shall be co-terminus with the Term outlined in Section 3 of SOW #1.

2.	Exhibit A is hereby amended to include additional services as follows:

“Task Work: Task Work is defined as any request for *. At any time, the AXP relationship owner may provide a written request for the staff to perform *.

The AXP relationship owner shall provide TRX with written notice regarding the scope of each * Any effort extended on * will be billed by TRX to AXP at the * specified in Exhibit D.

* Automation: CORREX * Automation module is designed to read *. Fees for * Automation are assessed * Automation at the rates outlined in Exhibit D.

TRX will provide AXP with *.

3.	Exhibit D – Fees, * Pricing Rates is amended to include the following:

“AXP will pay TRX * performed by TRX. At the *, TRX will reconcile the * utilized during * and bill AXP * in accordance with the fees listed above.”

4.	Exhibit D – Fees is amended to include the following at the end of Exhibit D:

“Pricing and Payment Terms for * Automation:

*	*
*	*
*	*

At the *, TRX will reconcile the * during * and bill AXP * in accordance with the fees listed above. *

* CONFIDENTIAL TREATMENT REQUESTED

Except as heretofore and herein specifically amended, the Agreement shall remain and continue in full force and effect.

Acknowledgment

The parties acknowledge to have read the Agreement, SOW #1, and this Amendment One, and understand and agree to be bound by their terms and conditions. TRX and AXP agree that the Agreement and this Amendment One represent the complete and exclusive statement of agreement between the parties and supersede all proposals or prior agreements, verbal or written, and any other communication between the parties relating to the subject matter of the Agreement and this Amendment One.

IN WITNESS WHEREOF, the undersigned duly authorized representatives of the parties hereto have made and entered in this Amendment One as of the Amendment One Effective Date.

TRX, Inc.		American Express Travel Related Services Company, Inc.

Signed:	/s/ David D. Cathcart	Signed:	/s/ Marc Washburn

Name:	David D. Cathcart	Name:	Marc Washburn

Title:	CFO	Title:	Purchasing Manager

Date:	12 January 2012	Date:	1/12/12